Stockholders' Equity	12 Months Ended
Dec. 31, 2017
Stockholder's Equity
Stockholders' Equity

NOTE 14. STOCKHOLDERS’ EQUITY

Stock Repurchase Program From time to time, we repurchase shares of common stock for distribution through our employee benefit plans or in connection with certain acquisitions. Our Board of Directors approved authorizations in both March 2013 and 2014 that allow us to repurchase 300 million shares of our common stock under each program. For the year ended December 31, 2017, we had repurchased approximately 7 million shares for distribution through our employee benefit plans totaling $279 under the authorizations. At December 31, 2017, we had approximately 388 million shares remaining from these authorizations. For the year ended December 31, 2016, we had repurchased approximately 11 million shares totaling $444 under the authorizations.

To implement these authorizations, we used open market repurchase programs, relying on Rule 10b5-1 of the Securities Exchange Act of 1934 where feasible.

Dividend Declarations In December 2017, the Company declared an increase in its quarterly dividend to $0.50 per share of common stock. In October 2016, the Company declared an increase in its quarterly dividend to $0.49 per share of common stock.

Preferred Equity Interest The preferred equity interest discussed in Note 12 is not transferable by the trust except through its put and call features, and therefore has been eliminated in consolidation. As originally written, after a period of five years from the contribution or, if earlier, the date upon which the pension plan trust is fully funded as determined under GAAP, AT&T has a right to purchase from the pension plan trust some or all of the preferred equity interest at the greater of the fair market value or minimum liquidation value plus any unpaid cumulative dividends. In addition, AT&T will have the right to purchase the preferred equity interest in the event AT&T’s ownership of Mobility is less than 50% or there is a transaction that results in the transfer of 50% or more of the pension plan trust’s assets to an entity not under common control with AT&T (collectively, a change of control). In September 2017, AT&T notified the trust and the fiduciary of the preferred equity interest that AT&T committed that it would not exercise its call option of the preferred interest until at least September 9, 2022.

The pension plan trust has the right to require AT&T to purchase the preferred equity interest at the greater of their fair market value or minimum liquidation value plus any unpaid cumulative dividends, and in installments, as specified in the contribution agreement upon the occurrence of any of the following: (1) at any time if the ratio of debt to total capitalization of Mobility exceeds that of AT&T, (2) the date on which AT&T Inc. is rated below investment grade for two consecutive calendar quarters, (3) upon a change of control if AT&T does not exercise its purchase option, or (4) at any time after a seven-year period ending in September 2020. In the event AT&T elects or is required to purchase the preferred equity interest, AT&T may elect to settle the purchase price in cash or shares of AT&T common stock or a combination thereof. Because the preferred equity interest was not considered outstanding for accounting purposes at year-end, it did not affect the calculation of earnings per share for any of the periods presented.